Managers
--------

PROSPECTUS
R SHARES

[Managers Funds logo omitted]

Access
Selection
Diversification


The Managers Funds:

Special Equity Fund ^ International Equity Fund

Dated July 1, 2003

access to excellence

			Table of Contents
			=================



1	RISK/RETURN SUMMARY
	Key Information					1
	Performance Summary				5
	Fees and Expenses				7

2 	SUMMARY OF THE FUNDS
	The Managers Funds				9
	Special Equity Fund			       10
	International Equity Fund		       13

3 	ADDITIONAL PRACTICES/RISKS
	Other Securities and Investment
	 Practices				       16
	A Few Words About Risk			       18

4	ABOUT YOUR INVESTMENT
	Financial Highlights			       19
	Your Account				       22
	How To Purchase Shares			       25
	Distribution Plan			       25
	How To Sell Shares			       26
	Investor Services			       26
	Other Operating Policies		       27
	Account Statements			       28
	Dividends and Distributions		       29
	Tax Information				       29
	Description of Index			       30





Founded in 1983, The Managers Funds offers individual and institutional investors the experience and discipline of some of the world's most highly regarded investment professionals.

			KEY INFORMATION
			===============

This Prospectus contains important information for anyone interested in investing in the R Shares of Managers Special Equity Fund and Managers International Equity Fund (each a "Fund" and collectively the "Funds"), each a series of The Managers Funds and part of the Managers Funds Family of Funds. Please read this document carefully before you invest and keep it for future reference. You should base your purchase of shares of these Funds on your own goals, risk preferences and investment time horizons.

Summary of the Goals, Principal Strategies and Principal Risk
Factors of the Funds

The following is a summary of the goals, principal strategies and principal risk factors of the Funds.


		SPECIAL EQUITY FUND
		===================			Principal
Goal 		Principal Strategies 			Risk Factors
--------------	--------------------------------------	---------------------
Long-term 	Invests principally in common and 	Intelligence Risk
capital 	preferred stocks of small and 		Liquidity Risk
appreciation 	medium companies 			Market Risk
from equity 						Mid-Capitalization
securities of 	Invests at least 80% of its assets in 	Stock Risk
small- and 	in equity securities, generally 	Price Risk
medium- 	common and preferred stocks 		Small-Capitalization
capitalization 						Stock Risk
companies 	Seeks investments with the
		potential for capital appreciation
		as a result of earnings growth or
		improvements in equity valuation



		INTERNATIONAL EQUITY FUND
		=========================		Principal
Goal 		Principal Strategies 			Risk Factors
--------------	--------------------------------------	----------------------
Long-term 	Invests principally in common 		Currency Risk
capital 	and preferred stocks of non-U.S. 	Economic Risk
appreciation 	companies of any size in 		Emerging Markets Risk
from foreign 	developed as well as emerging 		Intelligence Risk
equity 		markets 				Liquidity Risk
securities;						Market Risk
income is the 	Invests at least 80% of its assets 	Mid-Capitalization
secondary 	in equity securities, generally 	Stock Risk
objective 	common and preferred stocks 		Political Risk
							Price Risk
		Seeks to achieve returns from 		Small-Capitalization
		capital appreciation due to 		Stock Risk
		improvements in equity
		valuation and earnings growth




Principal Risk Factors
----------------------
All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money by investing in the Funds. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Funds.

The following is a discussion of the principal risk factors of the Funds.

Currency Risk
-------------
The value of foreign securities in an investor's home currency depends both upon the price of the securities and the exchange rate of the currency. Thus, the value of an investment in a foreign security will drop if the price for the foreign currency drops in relation to the U.S. dollar. Adverse currency fluctuations are an added risk to foreign investments. Currency risk can be reduced through diversification among currencies or through hedging with the use of foreign currency contracts.

Economic Risk
-------------
The prevailing economic environment is important to the health of all businesses. However, some companies are more sensitive to changes in the domestic or global economy than others. These types of companies are often referred to as cyclical businesses. Countries in which a large portion of businesses are in cyclical industries are thus also very economically sensitive and carry a higher amount of economic risk.

Emerging Markets Risk
---------------------
Investments in emerging markets securities involve all of the risks of investments in foreign securities, and also have additional risks. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. Many emerging markets companies in the early stages of development are dependent on a small number of products and lack substantial capital reserves. In addition, emerging markets often have less developed legal and financial systems. These markets often have provided significantly higher or lower rates of return than developed markets and usually carry higher risks to investors than securities of companies in developed countries.

Intelligence Risk
-----------------
Intelligence risk is a term created by The Managers Funds LLC to describe the risks taken by mutual fund investors in hiring professional asset managers to manage assets. The asset managers evaluate investments relative to all of these risks and allocate accordingly. To the extent that they are intelligent and make accurate projections about the future of individual businesses and markets, they will make money for investors. While most managers diversify many of these risks, their portfolios are constructed based upon central underlying assumptions and investment philosophies, which proliferate through their management organizations and are reflected in their portfolios. Intelligence risk can be defined as the risk that asset managers may make poor decisions or use investment philosophies that turn out to be wrong.

Liquidity Risk
--------------
This is the risk that a Fund cannot sell a security at a reasonable price within a reasonable time frame when necessary due to a lack of buyers for the security. This risk applies to all assets. For example, an asset such as a house has reasonably high liquidity risk because it is unique and has a limited number of potential buyers. Thus, it often takes a significant effort to market, and it takes at least a few days and often months to sell. On the other hand, a U.S. Treasury note is one of thousands of identical notes with virtually unlimited potential buyers and can thus be sold very quickly and easily. The liquidity of financial securities in orderly markets can be measured by observing the amount of daily or weekly trading in the security, the prices at which the security trades and the difference between the price buyers offer to pay and the price sellers want to get. However, estimating the liquidity of securities during market upheavals is very difficult.

Market Risk
-----------
Market risk is also called systematic risk. It typically refers to the basic variability that stocks exhibit as a result of stock market fluctuations. Despite the unique influences on individual companies, stock prices in general rise and fall as a result of investors' perceptions of the market as a whole. The consequences of market risk are that if the stock market drops in value, the value of a Fund's portfolio of investments is also likely to decrease in value. The decrease in the value of a Fund's investments, in percentage terms, may be more or less than the decrease in the value of the market. Since foreign securities trade on different markets, which have different supply and demand characteristics, their prices are not as closely linked to the U.S. markets. Foreign securities markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions.

Mid-Capitalization Stock Risk
-----------------------------
Mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. For these and other reasons, a Fund with investments in mid-capitalization compa-nies carries more risk than a Fund with investments in large-capitalization companies.

Political Risk
--------------
Changes in the political status of any country can have profound effects on the value of securities within that country. Related risk factors are the regulatory environment within any country or industry and the sovereign health of the country. These risks can only be reduced by carefully monitoring the economic, political and regulatory atmosphere within countries and diversifying across countries.

Price Risk
----------
As investors perceive and forecast good business prospects, they are willing to pay higher prices for securities. Higher prices therefore reflect higher expectations. If expectations are not met, or if expectations are lowered, the prices of the securities will drop. This happens with individual securities or the financial markets overall. For stocks, price risk is often measured by comparing the price of any security or portfolio to the book value, earnings or cash flow of the underlying company or companies. A higher ratio denotes higher expectations and higher risk that the expectations will not be sustained.

Small-Capitalization Stock Risk
-------------------------------
Small-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. For these and other reasons, a Fund with investments in small-capitalization companies carries more risk than a Fund with investments in large-capitalization companies.



			PERFORMANCE SUMMARY
			===================

The following bar chart and table illustrate the risks of investing in the Funds by showing each Fund's year-by-year total returns and how the performance has varied from year to year and by comparing each Fund's performance to that of a broadly based securities market index. The bar chart and table assume that all dividend and capital gain distributions have been reinvested for the Funds and the applicable index. A description of the indexes is included in Appendix A. Past performance of a Fund (before and after taxes) does not guarantee future results.


	Managers Special Equity Fund
Annual Total Returns - Last Ten Calendar Years
----------------------------------------------


Year		Return
------		------
1993		17.4%
1994		-2.0
1995		33.9
1996		24.8
1997		24.4
1998		 0.2
1999		54.1
2000		-2.6
2001		-8.1
2002	       -22.0





Best Quarter: 	35.9% (4th Quarter 1999)
Worst Quarter: -23.7% (3rd Quarter 2001)

    Year-to-date as of the most recent quarter
           (1/1/03 - 6/30/03) 13.0%

	Managers International Equity Fund
Annual Total Returns - Last Ten Calendar Years
----------------------------------------------


Year			Return
------			------
1993 			38.2%
1994 			 2.0
1995 			16.2
1996 			12.8
1997 			10.8
1998 			14.5
1999 			25.3
2000 			-8.5
2001 		       -23.4
2002		       -16.7



Best Quarter: 	13.9% (4th Quarter 1998)
Worst Quarter: -20.1% (3rd Quarter 2002)

    Year-to-date as of the most recent quarter
           (1/1/03 - 6/30/03) 7.3%







	Average AnnualTotal Returns (a) (as of 12/31/02)
	 Special Equity Fund (Inception Date: 6/1/84)
	------------------------------------------------

							Since
			1 Year 	5 Years 10 Years 	Inception
			-------	-------	--------	---------
Return Before Taxes 	-21.98%  1.53% 	 9.95% 		12.63%
Return After Taxes
 on Distributions 	-21.98%  0.55% 	 8.28% 		  N/A
Return After Taxes
 on Distributions and
 Sale of Fund Shares 	-13.50%  1.12% 	 7.77% 		  N/A
Russell 2000 Index
 (before taxes) 	-20.48% -1.36% 	 7.15% 		 9.40%





	  Average AnnualTotal Returns (a) (as of 12/31/02)
	International Equity Fund (Inception Date: 12/31/85)
	----------------------------------------------------

							Since
			1 Year 	5 Years 10 Years 	Inception
			-------	-------	--------	---------
Return Before Taxes 	-16.71%  -3.46%  5.56% 		 8.56%
Return After Taxes
 on Distributions 	-16.81%  -4.31%  4.58% 		  N/A
Return After Taxes on
Distributions and Sale
 of Fund Shares 	-10.26%  -2.55%  4.58% 		  N/A
MSCI EAFE Index
 (before taxes) 	-15.94%  -2.89%  4.00% 	 	 7.36%



(a) After-tax returns are calculated by Lipper. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Returns are shown for only the existing class of shares because the R Shares are new. Returns for the R Shares will vary from those of the existing class of shares.


			FEES AND EXPENSES
			=================

This table describes the fees and expenses that you may pay if you buy and hold R Shares of the Funds.

Shareholder Fees (fees paid directly from your investment)




							R Shares
							--------
Maximum Sales Charge (Load) Imposed on
 Purchases (as a percentage of the offering price) 	None
Maximum Deferred Sales Charge (Load) 			None
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends and Other Distributions 		None
Redemption Fee 						None
Exchange Fee None
Maximum Account Fee 					None




			Annual Fund Operating Expenses
		(expenses that are deducted from Fund assets)
		---------------------------------------------

					Special 	International
					Equity Fund (1) Equity Fund (1)
					--------------	--------------
Management Fees				0.90% 		0.90%
Distribution (12b-1) Fees		0.50% 		0.50%
Other Expenses				0.36% 		0.55%
					-----		-----
Total Annual Fund Operating Expenses	1.76% 		1.95%
					=====		=====


(1) Each Fund has entered into arrangements with unaffiliated broker-dealers to pay a portion of the Fund's expenses. In addition, each Fund may receive credits against its custodian expenses for uninvested overnight cash balances. Due to these expense offsets, the Funds incurred actual "Total Annual Fund Operating Expenses" for the fiscal year ended December 31, 2002 in amounts less than the amounts shown above. After giving effect to these expense offsets, the "Total Annual Fund Operating Expenses" for the fiscal year ended December 31, 2002 for R Shares of the Funds would have been as follows: Special Equity Fund R Shares - 1.75% and International Equity Fund R
Shares - 1.93%.


Example
-------

This Example will help you compare the cost of investing in the Funds to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the R Shares of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:



			1 Year 	3 Years 5 Years 	10 Years
			-------	-------	--------	---------
Special Equity Fund
R Shares 		$179 	$555 	$956 		$2,075

International Equity Fund
R Shares 		$198 	$614    $1,054 		$2,276


The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

			SUMMARY OF THE FUNDS
			====================

THE MANAGERS FUNDS
------------------
The Managers Funds Family of Funds is comprised of different mutual funds, each having distinct investment management objectives, strategies, risks and policies. The Funds employ a multimanager investment approach which can provide added diversification within each portfolio. Managers Special Equity Fund and Managers International Equity Fund offer three classes of shares: [the Investor Class], the R Shares and the I Shares.

The Managers Funds LLC (the "Investment Manager"), a subsidiary of Affiliated Managers Group, Inc., located at 600 Hale Street, Prides Crossing, MA 01965, serves as the investment manager to the Funds and is responsible for the Funds' overall administration. It selects and recommends, subject to the approval of the Board of Trustees, one or more asset managers to manage each Fund's investment portfolio. It also allocates assets to the asset managers based on certain evolving targets, monitors the performance, security holdings and investment strategies of these external asset managers and, when appropriate, researches any potential new asset managers for the Funds. The Securities and Exchange Commission has given the Funds an exemptive order permitting them to change asset managers without prior shareholder approval, but subject to notification within 60 days of any such changes.

Managers Distributors, Inc. ("MDI" or the "Distributor"), a wholly-owned subsidiary of the Investment Manager, serves as the Funds' distributor.

WHAT AM I INVESTING IN? You are buying shares of a pooled investment known as a mutual fund. It is professionally managed and gives you the opportunity to invest in a variety of companies, industries and markets. Each Fund is not a complete investment program, and there is no guarantee that a Fund will reach its stated goals.

SPECIAL EQUITY FUND
-------------------



FUND FACTS
---------------------------------------------------------------------
Objective: 		Long-term capital appreciation

Investment Focus: 	Equity securities of small- and medium-sized
			U.S. companies

Benchmark: 		Russell 2000 Index

Ticker: 		MGSEX
			To be Determined for R Shares



Objective
---------
The Fund's objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities of small- and medium-sized companies. The Fund's objective may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies
-------------------------------
Under normal market conditions, the Fund invests primarily in common and preferred stocks of U.S. companies. Although the Fund is permitted to purchase securities of both small- and medium-capitalization companies, the Fund has historically invested substantially all of its assets in the securities of small-capitalization companies, that is, companies with capitalizations that are within the range of capitalizations of companies represented in the Russell 2000 Index. As of December 31, 2002, the Russell 2000 Index included companies with capitalizations from $5.5 million to $2.4 billion. Under normal circumstances, the Fund invests at least 80% of assets in equity securities, generally common and preferred stocks; this policy may not be changed without providing shareholders 60 days' notice. The Fund may retain securities that it already has purchased even if the company outgrows the Fund's capitalization limits.

The Fund's assets are currently allocated among five asset managers, each of which acts independently of the other and uses its own methodology to select portfolio investments. Three asset managers utilize a value approach to investing whereby they seek to identify companies whose improving businesses are for some reason not being fully recognized by others and which are thus selling at valuations less than should be expected. The other two asset managers utilize a growth approach to investing whereby they seek to identify companies which are exhibiting rapid growth in their businesses. All five asset managers examine the underlying businesses, financial statements, competitive environment and company managements in order to assess the future profitability of each company. The asset managers, thus, expect to generate returns from capital appreciation due to earnings growth along with improvements in the valuations of the stocks such as, among other things, increases in the price to earnings ratio. A stock is typically sold if the asset managers believe that the future profitability of a company does not support its current stock price.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term debt securities including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective.

Should I Invest in this Fund?
-----------------------------
This Fund may be suitable if you:
 - Are seeking an opportunity for additional returns through small- and medium-capitalization equities in your investment portfolio
 - Are willing to accept a higher degree of risk for the opportunity of higher potential returns
 - Have an investment time horizon of five years or more

This Fund may not be suitable if you:
 - Are seeking stability of principal
 - Are investing with a shorter time horizon in mind
 - Are uncomfortable with stock market risk
 - Are seeking current income


PORTFOLIO MANAGEMENT OF THE FUND
--------------------------------
Donald Smith & Co., Inc. ("Donald Smith"), Kern Capital
Management LLC ("Kern"), Pilgrim Baxter & Associates, Ltd.
("Pilgrim Baxter"), Skyline Asset Management, L.P. ("Skyline") and Westport Asset Management, Inc. ("Westport") each manage a portion of the Fund.

Donald Smith has managed a portion of the Fund since September 2002. Donald Smith is located at East 80, Route 4, Paramus, New Jersey. As of December 31, 2002, Donald Smith had approximately $994 million in assets under management. Donald G. Smith is the portfolio manager of the portion of the assets managed by Donald Smith. He has been the President of and a portfolio manager for Donald Smith since 1983.

Kern has managed a portion of the Fund since September 1997. Kern, located at 114 West 47th Street, Suite 1926, New York,
New York, was formed in 1997. As of December 31, 2002, Kern had assets under management of approximately $1.2 billion. Robert E. Kern, Jr. is the portfolio manager for the portion of the Fund managed by Kern. Mr. Kern is the Managing Member, Chairman and CEO of, and a portfolio manager for, Kern, positions he has held since the firm's formation. Prior to that time, he was Senior Vice President of Fremont Investment Advisers in 1997
and a Director of Morgan Grenfell Capital Management from 1986 to 1997.

Pilgrim Baxter has managed a portion of the Fund since October 1994. Pilgrim Baxter, located at 825 Duportail Road, Wayne, Pennsylvania, was formed in 1982. As of December 31, 2002, Pilgrim Baxter had assets under management of approximately $8.6 billion. Gary L. Pilgrim and a team of portfolio managers manage the portion of the Fund managed by Pilgrim Baxter. Mr. Pilgrim is Director, President and Chief Investment Officer of Pilgrim Baxter and has been with the firm since its formation.

Skyline has managed a portion of the Fund since December 2000. Skyline, located at 311 South Wacker Drive, Suite 4500, Chicago, Illinois, was formed in 1995 and is organized as a limited partnership. The general partner of Skyline is Affiliated Managers Group, Inc. As of December 31, 2002, Skyline had assets under management of approximately $1.2 billion. William M. Dutton and a team of analysts are the portfolio managers for the portion of the Fund managed by Skyline. Mr. Dutton is a portfolio manager for and is the Managing Partner of Skyline, positions he has held since the firm's formation.

Westport has managed a portion of the Fund since December 1985. Westport, located at 253 Riverside Avenue, Westport, Connecticut, was formed in 1983. As of December 31, 2002, Westport had assets under management of approximately $3.2 billion. Andrew J. Knuth and Edmund Nicklin are the portfolio managers for the portion of the Fund managed by Westport. Mr. Knuth is the Chairman of, and a portfolio manager for, Westport and has acted in those capacities for the firm since its formation. Mr. Nicklin is a Managing Director of, and a portfolio manager for, Westport and has acted in those capacities for the firm since 1997. Prior to joining the firm, he was a Portfolio Manager for Evergreen Funds since 1982.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.90% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Donald Smith, Kern, Pilgrim Baxter, Skyline and Westport.

INTERNATIONAL EQUITY FUND
-------------------------


FUND FACTS
---------------------------------------------------------------------
Objective: 		Long-term capital appreciation; income is the
	   		secondary objective

Investment Focus: 	Equity securities of non-U.S. companies

Benchmark: 		MSCI EAFE Index

Ticker:    		MGITX
           		To be Determined for R Shares



Objective
---------
The Fund's objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities of non-U.S. companies. Income is the Fund's secondary objective. The Fund's objectives may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies
-------------------------------
Under normal market conditions, the Fund invests at least 65% of its total assets in common and preferred stocks of non-U.S. companies. The Fund may invest in companies of any size in developed as well as emerging markets. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities, generally common and preferred stocks; this policy may not be changed without providing shareholders 60 days' notice.

The Fund's assets currently are allocated among three asset managers, each of which acts independently of the other and uses its own methodology in selecting portfolio investments. One asset manager utilizes a value approach whereby it seeks to identify companies whose shares are available for less than what it considers to be fair value. The asset manager uses a proprietary return model based on fundamental analysis of businesses in order to identify companies with the most attractive value attributes. Another asset manager generally seeks to identify long-term investment themes which may affect the profitability of companies in particular industries, regions or countries. For example, the asset manager may identify broad-based, demographic trends, such as an increase in the average age of a region's population, that may make investments in particular companies or industries particularly attractive. The third asset manager utilizes a growth approach to investing whereby it seeks to identify companies with im-proving fundamentals and accelerating earnings. Each asset manager examines the underlying businesses, financial statements, competitive environment, and company managements in order to assess the future profitability of each company. With the combination of these strategies, the Fund expects to generate returns from capital appreciation due to earnings growth along with improvements in the valuations of the stocks such as, among other things, increases in the price to earnings ratio.
A stock is typically sold if an asset manager believes that the current stock price is higher than should be expected given the expectations for future profitability of the company, if the applicable investment theme has matured, or if the asset manager believes that the key drivers of earnings are generally recognized and discounted into the price of the security.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term debt securities including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. A Fund asset manager may sell a security when it believes the sale is in the Fund's best interest. This may result in active and frequent trading of portfolio securities which can increase portfolio turnover. Higher portfolio turnover may adversely affect Fund performance by increasing the Fund's transaction costs and may increase your tax liability.


Should I Invest in this Fund?
-----------------------------
This Fund may be suitable if you:
 - Are seeking an opportunity for additional returns through international equities in your investment portfolio
 - Are willing to accept a moderate risk investment
 - Have an investment time horizon of five years or more

This Fund may not be suitable if you:
 - Are seeking stability of principal
 - Are investing with a shorter time horizon in mind
 - Are uncomfortable with stock market risk
 - Are seeking current income

PORTFOLIO MANAGEMENT OF THE FUND
--------------------------------
Deutsche Investment Management Americas, Inc. ("DIMA"), Bernstein Investment Research and Management ("Bernstein") and Mastholm Asset Management, L.L.C. ("Mastholm") each manage a portion of the Fund. DIMA, formerly Zurich Scudder Investments, Inc., has managed a portion of the Fund since December 1989. DIMA, located at 345 Park Avenue, New York, New York, was founded in 1919. As of December 31, 2002, DIMA and its affiliates had assets under management in excess of $755.7 billion globally. William E. Holzer is the portfolio manager for the portion of the Fund managed by DIMA. He is a portfolio manager for, and a Managing Director of, DIMA, positions he has held with the firm since 1980.

Bernstein has managed a portion of the Fund since March 2002. Bernstein, located at 1345 Avenue of the Americas, New York, New York, is a unit of Alliance Capital Management L.P. which was first organized in 1962. As of December 31, 2002, Alliance Capital Management L.P.
had approximately $386.6 billion in assets under management. Andrew S. Adelson is the portfolio manager for the Fund. He is the Chief Investment Officer of Global Value Equities. Mr. Adelson has been a portfolio manager for Bernstein since 1980.

Mastholm has managed a portion of the Fund since March 2000. Mastholm, located at 10500 N.E. 8th Street, Bellevue, Washington, was founded in 1997. As of December 31, 2002, Mastholm had assets under management of approximately $3.1 billion. Mastholm uses a team approach to manage its portion of the Fund. The team is headed by Theodore J. Tyson, and includes Joseph Jordan and Douglas Allen. Mr. Tyson is a Managing Director of, and portfolio manager for, Mastholm, positions that he has held since 1997. Prior to joining the firm, he was Vice President of Investors Research Corporation since 1989. Mr. Jordan is a Director of, and portfolio manager for, Mastholm, positions he has held since 1997. Prior to joining the firm, he was an International Investment Analyst at Investors Research Corporation since 1992. Mr. Allen is a Director of, and portfolio manager for, Mastholm, positions that he has held since 1999. Prior to joining the firm, he was an International Investment Analyst for American Century Investment Management since 1995.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.90% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to DIMA, Bernstein and Mastholm.

		ADDITIONAL PRACTICES/RISKS
		==========================


OTHER SECURITIES AND INVESTMENT PRACTICES
-----------------------------------------
The following is a description of some of the other securities and investment practices of the Funds.

Restricted and Illiquid Securities
----------------------------------
Each Fund may purchase restricted or illiquid securities. Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper a Fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, a Fund may have to estimate their value. This means that their valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element.

Repurchase Agreements
---------------------
Each Fund may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

Foreign Securities
-------------------
The Fund that focuses on U.S. investments may also purchase foreign securities. To the extent of any such investments, those Funds will be subject to the risks of foreign investing, although not to the extent of International Equity Fund, Emerging Markets Equity Fund or Global Bond Fund, for which these risks are principal risks discussed in the Risk/Return Summary. Foreign securities generally are more volatile than their U.S. counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. These risks are usually higher in less developed countries. In addition, foreign securities may be more difficult to resell and the markets for them less efficient than for comparable U.S. securities. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security's value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

International Exposure
----------------------
Each Fund may invest in U.S. companies which generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, may adversely affect the price of Fund's shares.

Initial Public Offerings
------------------------
Each Fund may invest in initial public offerings. To the extent that it does so, the performance of the Fund may be significantly affected by such investments.

Derivatives
-----------
Each Fund may invest in derivatives. Derivatives, which include options, futures and forward currency contracts, are financial instruments whose value derives from another security, an index or financial indicator or a currency. Each Fund may use derivatives to reduce or increase its exposure to market price movements either to protect against losses (hedging) or to increase returns. While hedging can guard against potential risks, it can increase Fund expenses and can eliminate some opportunities for gains. Derivative positions may not perform as anticipated and can result in losses, which certain types of derivative positions may amplify. In addition, a Fund may suffer losses because it is unable to close out a derivative position when desired. The Funds are not obligated to hedge or otherwise use derivatives in any given circumstance and should not be expected to do so.

High-Yield Bonds
----------------
Each Fund may invest a limited portion of its total assets in high-yield bonds, frequently referred to as "junk bonds". High-yield bonds are debt securities rated below BBB by Standard & Poor's Corporation or Baa3 by Moody's Investors Services, Inc. (or a similar rating by any nationally recognized statistical rating organization). To the extent that each Fund invests in high-yield bonds, it takes on certain risks: * the risk of a bond's issuer defaulting on principal or interest payments is greater than on higher quality bonds; and * issuers of high-yield bonds are less secure financially and are more likely to be hurt by interest rate increases and declines in the health of the issuer or the economy.

When-Issued Securities
----------------------
Each Fund may invest in securities prior to their date of issue.
These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Zero-Coupon Bonds
-----------------
Each Fund may invest in bonds in which no periodic coupon is paid over the life of the contract. Instead, both the principal and the interest are paid at the maturity date. If it is a deep discounted bond, the gain is subject to income tax.

Step-Up Coupon Bonds
--------------------
Each Fund may invest in bonds that pay a lower coupon rate for an initial period, and then increase to a higher coupon rate.


		A FEW WORDS ABOUT RISK
		----------------------
In the normal course of everyday life, each of us takes risk. What is risk? Risk can be thought of as the likelihood of an event turning out differently than planned and the consequences of that outcome. If you drive to work each day, you do so with the plan of arriving safely with time to accomplish your tasks. There is a possibility, however, that some unforeseen factor such as bad weather or a careless driver will disrupt your plan. The likelihood of your being delayed or even injured will depend upon a number of factors including the route you take, your driving ability, the type and condition of your vehicle, the geographic location or the time of day. The consequences of something going wrong can range from a short delay to serious injury or death. If you wanted, you could try to quantitatively estimate the risk of driving to work, which along with your expectations about the benefits of getting to work, will help you determine whether or not you will be willing to drive each day. A person who works in a city may find the risk of driving very high and the relative rewards minimal in that he or she could more easily walk or ride a train. Conversely, a person who works in the country may find the risk of driving minimal and the reward great in that it is the only way he or she could get to work. Fortunately, most people do not need to quantitatively analyze most of their everyday actions. The point is that everyone takes risks, and subconsciously or otherwise, everyone compares the benefit that they expect from taking risk with the cost of not taking risk to determine their actions. In addition, here are a few principles from this example which are applicable to investing as well.

* Despite statistics, the risks of any action are different for every person and may change as a person's circumstances change;
* Everybody's perception of reward is different; and
* High risk does not in itself imply high reward.

While higher risk does not imply higher reward, proficient investors demand a higher return when they take higher risks. This is often referred to as the risk premium.

The risk premium for any investment is the extra return, over the available risk-free return, that an investor expects for the risk that he or she takes. The risk-free return is a return that one could expect with absolute certainty. U.S. investors often consider the yield for short-term U.S. Treasury securities to be as close as they can get to a risk-free return since the principal and interest are guaranteed by the U.S. Government. Investors get paid only for taking risks, and successful investors are those who have been able to correctly estimate and diversify the risks to which they expose their portfolios along with the risk pre-mium they expect to earn.

In order to better understand and quantify the risks investors take versus the rewards they expect, investors separate and estimate the individual risks to their portfolio. By diversifying the risks in an investment portfolio, an investor can often lower the overall risk, while maintaining a reasonable return expectation.



		ABOUT YOUR INVESTMENT
		=====================

FINANCIAL HIGHLIGHTS
--------------------
The following Financial Highlights tables are intended to help you understand each Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share [in the Investor Class]. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds assuming reinvestment of all dividends and distributions. This information, derived from each Funds' Financial Statements, has been audited by Pricewaterhouse Coopers LLP, whose report is included in the Fund's Annual Report, which is available upon request.

-------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share of capital stock outstanding throughout each year
-------------------------------------------------------------------


						Managers Special Equity Fund
				-------------------------------------------------------------
				2002 	    2001 	2000 	 	1999 		1998
				-------------------------------------------------------------
Net Asset Value,
 Beginning of Year 		$70.59 	    $76.82 	$91.42 	   	$61.23 		$61.18

Income from Investment
 Operations:
  Net investment loss 		(0.34) 	    (0.18) 	 (0.12)  	(0.29)  	(0.14)
  Net realized and unrealized
  gain (loss) on investments 	(15.17)     (6.05)       (2.71)  	33.30 	  	 0.26

Total from investment operations(15.51)     (6.23)       (2.83)  	33.01   	 0.12

Less Distributions to
 Shareholders From:
  Net realized gain on investments --- 	      ---       (11.77)  	(2.82)  	(0.07)

Net Asset Value, End of Year 	$55.08 	   $70.59 	$76.82 		$91.42 		$61.23
				=======	   =======	=======		======= 	=======

Total Return (1)	        (21.98)%    (8.07)%      (2.56)% 	54.11%   	 0.20%

Ratio of net expenses to
 average net assets (1)		  1.31%      1.29%        1.26%   	1.31%   	 1.34%

Ratio of total expenses to
 average net assets (1)	          1.32%      1.30%        1.26%   	1.31%  		 1.34%

Ratio of net investment loss
 to average net assets 		(0.56)%    (0.27)%      (0.16)% 	(0.47)%		(0.26)%

Portfolio turnover 		   67%        62%          69%     	  89%     	  64%

Net assets at end of year
 (000's omitted)             $2,020,821 $2,295,234    $2,132,376      $1,543,150 	$959,939


-------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share of capital stock outstanding throughout each year
-------------------------------------------------------------------

						Managers International Equity Fund
				-------------------------------------------------------------------
				2002 	    2001 	2000 	    1999 	1998
				-------------------------------------------------------------------
Net Asset Value,
 Beginning of Year 		$37.61 	    $49.38 	$58.71 	    $48.85 	$45.58

Income from Investment
 Operations:
  Net investment income 	  0.19 	      0.20 (2)    0.27 	      0.35 	  0.54

Net realized and unrealized
 gain (loss) on investments 	 (6.48)     (11.72) (2)  (5.38)      11.96 	  6.06

Total from investment operations (6.29)     (11.52)      (5.11)      12.31        6.60

Less Distributions to
 Shareholders from:
  Net investment income 	 (0.10)      (0.25) 	 (0.24)      (0.35) 	 (0.37)
  Net realized gain on investments  - 		- 	 (3.98)      (2.10) 	 (2.96)

Total distributions to
 shareholders 			 (0.10)      (0.25) 	 (4.22)      (2.45)      (3.33)

Net Asset Value, End of Year    $31.22      $37.61      $49.38      $58.71      $48.85
				=======	    =======	=======	    =======	=======

Total Return (1)		(16.71)%    (23.35)%     (8.46)%     25.28%      14.54%

Ratio of net expenses to
 average net assets (1)		  1.54%       1.45% 	  1.41%       1.40% 	  1.41%

Ratio of total expenses to
 average net assets (1)		  1.56%       1.46% 	  1.42%       1.41% 	  1.42%

Ratio of net investment income
 to average net assets 		  0.54%       0.46% (2)   0.42%       0.66%       1.05%

Portfolio turnover 		   132%        108% 	    99% 	43% 	   56%

Net assets at end of year
 (000's omitted) 		$362,561  $560,602    $656,630     $704,209    $552,826




(1) Total returns and net investment income would have been lower had certain expenses not been offset.

(2) Effective January 1, 2001, the Trust adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period on International Equity Fund, was to decrease net investment income and increase net realized and unrealized gain (loss) per share by $0.01. The effect of this change on Special Equity Funds was not significant. Without this change the ratio of the net investment income to average net assets for International Equity Fund would have been 0.46%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

			YOUR ACCOUNT
			============

THE FUNDS' SHARE CLASSES. The Fund has three different classes of shares - R Shares, which are described in this prospectus, and I Shares and the existing share class, which are offered to institutional and existing investors, repsectively, but are not available through this prospectus. The different classes represent investments in the same portfolio of securities, but each class has different expenses and will likely have different share prices.

	R SHARES. If you buy R Shares, you will be subject to Distribution (12b-1) Fees of 0.50%. See "Distribution Plan" below for information on R Shares' Distribution (12b-1) Fees.

The Fund's existing share class is not subject to Distribution (12b-1) Fees. The Funds' I Shares are not subject to Distribution (12b-1) Fees and are designed to have lower operating expenses than the Funds' other classes of shares, but do have higher investment minimums. Call
(800) 835-3879 for more information about the Funds' other classes of shares. You should be aware that financial intermediaries through which you buy shares may receive different compensation depending upon the class of shares they sell and may not offer all classes of shares.

As an investor, you pay no sales charges to invest in the Funds and you pay no charges to transfer within the Managers Funds Family of Funds or even to redeem out of a Fund. The price at which you purchase and redeem your shares is equal to the net asset value per share (NAV) of the R Shares next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the "NYSE") is open for trading. The NAV per share of the R Shares is equal to the Fund's net worth (assets minus liabilities) allocable to that Class of shares divided by the number of shares outstanding of that Class. The Funds' NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time.

Securities traded in foreign markets may trade when the NYSE is closed. Those securities are generally valued at the closing of the exchange where they are principally traded. Therefore, a Fund's NAV may be impacted on days when investors may not be able to purchase or redeem Fund shares.

The Fund's investments are valued based on market values.
If market quotations are not readily available for any security, the value of the security will be based on an evaluation of its fair value, pursuant to procedures established by the Board of Trustees.

Managers International Equity Fund invests in securities that trade in foreign markets. Because substantial time may pass between the time the local market for a security closes and the time the Fund calculates its NAV (typically the close of the NYSE), intervening events may call into question the reliability of the closing local market price for that security. On behalf of Managers International Equity Fund, the Manager monitors intervening events that may affect the value of securities held in the Fund's portfolio and, in accordance with procedures adopted by the Fund's Trustees, will adjust the prices of securities traded in foreign markets, as appropriate, to reflect fair value as of the time the Fund's NAV is calculated.

Minimum Investments in the Funds
--------------------------------
Cash investments in the Funds must be in U.S. dollars. Third-party checks which are under $10,000 and are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to the Fund or the Custodian Bank will be accepted.

The following table provides the minimum initial and additional investments in the Funds for R Shares:



			        R Shares

			Initial 	Additional
			Investment 	Investment
			-----------	------------
Regular Accounts 	$2,000 		$100
Traditional IRA 	 1,000 		 100
ROTH IRA 		 1,000 		 100
Education Savings
 Account		 1,000 		 100
SEP IRA 		 1,000 		 100
SIMPLE IRA 		 1,000 		 100



The Funds or the Distributor may, in their discretion, waive the minimum initial or additional investment amounts at any time.

If you invest through a third-party such as a bank, broker-dealer or other fund distribution organization rather than directly with the Funds, the policies, fees and minimum investment amounts may be different than those described in this Prospectus. The Funds may also participate in programs with many national brokerage firms which limit the transaction fees for the shareholder, and may pay fees to these firms for participation in these programs.

A Traditional IRA is an individual retirement account. Contributions may be deductible at certain income levels and earnings are tax-deferred while your withdrawals and distributions are taxable in the year that they are made.

A ROTH IRA is an IRA with non-deductible contributions and tax-free growth of assets and distributions. The account must be held for five years and certain other conditions must be met in order to qualify.

An Education Savings Account is an account with non-deductible contributions and tax-free growth of assets and distributions. The account must be used to pay qualified educational expenses (Also known as a Coverdell Education Savings Account).

A SEP IRA is an IRA that allows employers or the self-employed to make contributions to an employee's account.

A SIMPLE IRA is an employer plan and a series of IRAs that allows contributions by or for employees. You should consult your tax professional for more information on IRA accounts.

		HOW TO PURCHASE SHARES
		======================

By Mail
-------
* To open your account, complete and sign the account application and make your check payable to The Managers
Funds. Mail the check and account application to:

	The Managers Funds
	c/o BFDS, Inc.
	P.O. Box 8517
	Boston, MA 02266-8517

* To purchase additional shares, write a letter of instruction
(or complete your investment stub). Send a check and investment stub or written instructions to the above address.
Please include your account number and Fund name on your check.

By Telephone
------------
* After establishing this option on your account, call the Fund at (800) 252-0682. The minimum additional investment is $100.

By Wire
--------
* Call the Fund at (800) 252-0682. Instruct your bank to wire the money to State Street Bank and Trust Company, Boston,
MA 02101; ABA #011000028; BFN-The Managers Funds A/C 9905-001-5, FBO shareholder name, account number and Fund name. Please be aware that your bank may charge you a fee for this service.

By Internet
-----------
* If your account has already been established, see our website at http://www.managersfunds.com. The minimum additional investment is $100.


			DISTRIBUTION PLAN
			=================

The Funds have adopted a distribution plan to pay for the marketing of R Shares of Managers Special Equity Fund and Managers International Equity Fund. The Board of Trustees has authorized payments to MDI under the plan at an annual rate of 0.50% of each Fund's average daily net assets allocable to the R Shares of that Fund. Because payments under the plan are expenses allocable to R Shares that are paid out of each Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment in R Shares and may cost more than other types of sales charges.


			HOW TO SELL SHARES
			==================

By Mail
-------
* Write a letter of instruction containing:
- the name of the Fund
- dollar amount or number of shares to be redeemed
- your name
- your account number(s)
- signatures of all account owners
and mail the written instructions to The Managers Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8517,
Boston, MA 02266-8517.

By Telephone
------------
* After establishing this option on your account, call the Fund at (800) 252-0682.
* Telephone redemptions are available only for redemptions which are below $25,000.

By Internet
-----------
* See our website at http://www.managersfunds.com.


Redemptions of $25,000 and over of the R Shares of the Fund require a signature guarantee. A signature guarantee helps to protect against fraud. You can obtain one from most banks and/or securities dealers. A notary public cannot provide a signature guarantee. Each account holder's signature must be guaranteed.


			INVESTOR SERVICES
			=================

Automatic Reinvestment Plan
---------------------------
Allows your dividends and capital gains distributions to be reinvested in additional shares of the Funds or another Fund in the Managers Funds Family of Funds. You can elect to receive cash.

Automatic Investments
---------------------
Allows you to make automatic deductions of $100 or more from a designated bank account into a Fund account.

Automatic Redemption
--------------------
Allows you to make automatic monthly redemptions of $100 or more per Fund. Redemptions are normally completed on the 25th day of each month. If the 25th day of any month is a weekend or a holiday, the withdrawal will be completed on the next business day.

Individual Retirement Accounts
------------------------------
Available to you at no additional cost. Call us at (800) 835-3879 for more information and an IRA kit.

Exchange Privilege
------------------
Allows you to exchange your shares of the Funds for shares of other funds in any of our fund families. In addition, exchanges between classes of the Funds are subject to the requirements for an investment in the class into which you wish to exchange. There is no fee associated with the Exchange Privilege. You can request your exchange in writing, by telephone (if elected on the application), by internet or through your investment advisor, bank or investment professional. The Exchange Privilege is available only if the account you are exchanging out of and the account you are exchanging into are registered in the same name with the same address and taxpayer identification number. Be sure to read the Prospectus of any fund that you wish to exchange into. When you purchase a fund's shares by exchange you do so on the same terms as any new investment in that fund. Each Fund reserves the right to discontinue, alter or limit the Exchange Privilege at any time. Holding your shares through a financial intermediary, such as a broker, may affect your ability to use the exchange privilege or other investor services.


		OTHER OPERATING POLICIES
		========================

The Funds will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone or internet, call the Fund for instructions.

The Funds reserve the right to:

* redeem an account if the value of the account falls below $500 for R Shares due to redemptions;

* suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the Securities and Exchange Commission;

* change the minimum investment amounts;

* delay sending out redemption proceeds for up to seven days
  (this usually applies to very large redemptions without notice, excessive trading or unusual market conditions);

* make a redemption-in-kind (a payment in portfolio securities instead of in cash);

* refuse a purchase order for any reason;

* refuse any exchange request if determined that such request could adversely affect the Fund, including if such person or group has engaged in excessive trading (to be determined in our discretion); and

* terminate or change the Exchange Privilege or impose fees in connection with exchanges or redemptions, including fees related to excessive trading.


			ACCOUNT STATEMENTS
			==================

You will receive quarterly and yearly statements detailing your account activity. All investors (other than IRA accounts) will also receive a Form 1099-DIV annually, detailing the tax characteristics of any dividends and distributions that you have received with respect to your account. You will also receive a confirmation after each trade executed in your account.

		  DIVIDENDS AND DISTRIBUTIONS
		  ===========================

Income dividends, if any, for each of the Funds, are normally declared and paid annually. Capital gain distributions, if any, for the Funds, are normally declared and paid annually in December.


			TAX INFORMATION
			===============

Please be aware that the following tax information is general and refers only to the provisions of the Internal Revenue Code of 1986, as amended, which are in effect as of the date of this Prospectus.
You should consult a tax consultant about the status of your distributions from the Funds.

All short-term capital gain distributions are generally taxable to you as ordinary income. However, under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for tax years 2003 through 2008), such distributions may under certain conditions constitute qualified dividend income eligible for a maximum rate of 15% to individuals. Capital gain dividends will be treated as long-term capital gains regardless of how long you have held shares of a Fund. The provisions apply whether you receive the distribution in cash or reinvest it for additional shares. An exchange of a Fund's shares for shares of another Fund will be treated as a sale of the first Fund's shares and any gain on the transaction may be subject to federal income tax.

Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Fund held the applicable investment and not the length of time that you held your Fund shares. When you do sell your Fund shares, a capital gain may be realized, except for certain tax-deferred accounts, such as IRA accounts.

Federal law requires a Fund to withhold taxes on distributions and redemption proceeds paid to shareholders who:

	* fail to provide a social security number or taxpayer identification number;

	* fail to certify that their social security number or taxpayer identification number is correct; or

	*  fail to certify that they are exempt from withholding.

In addition, the Fund also must withhold taxes on distributions and redmption proceeds if the IRS notifies the Fund that the taxpayer identification number or social security number furnished by the shareholders is incorrect, or the IRS notifies the Fund that the shareholder has failed to report properly certain interest and dividend income.
			29

			APPENDIX A
		Description of Indexes
		======================

Russell 2000 (r) Index
----------------------
Frank Russell Company produces a family of 21 U.S. equity indexes. The indexes are market cap-weighted and include only common stocks domiciled in the United States and its territories. All indexes are subsets of the Russell 3000 (r) Index, which represents approximately 98% of the investable U.S. equity market. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $629 million;
the median market capitalization was approximately $302 million. The largest company in the index had an approximate market capitalization of $2.4 billion. As of December 31, 2002, the range of market capitalizations for the Russell 2000 Index was $5.5 million to $2.4 billion.

MSCI EAFE Index
---------------
Morgan Stanley Capital International constructs an MSCI Country
Index by identifying and analyzing every listed security in its market. The securities are then organized by industry group, and stocks are selected, targeting 60% coverage of market capitalization. Selection criteria include: size, long- and short-term volume, cross-ownership and the percentage of a company's shares that are available for trading by the public (the company's "float"). By targeting 60% of each industry group, the MSCI index captures 60% of the total country market capitalization while maintaining the overall risk structure of the market - because industry, more than any other single factor, is a key characteristic of a portfolio or a market.
Once stocks are selected for the index, companies with greater than 40% float are included at their full market capitalization weight. Companies that are added to an index with less than 40% float are included at a fraction of their market capitalization in accordance with the MSCI partial inclusion schedule. This partial inclusion policy facilitates the inclusion of companies with a modest float, while taking into consideration potential limited supply. The EAFE (Europe, Australia, & Far East) Index includes the following developed countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

FOR MORE INFORMATION
====================
Additional information about each Fund and its investments are available in its Statement of Additional Information and the Semi-Annual and Annual Reports for each Fund, which are available to you without charge. You may request these documents and make other inquiries as follows:

	By Telephone: 		1-800-835-3879

	By Mail: 		The Managers Funds
		 		40 Richards Avenue
		 		Norwalk, CT 06854

	On the Internet: 	Electronic copies are available on our
			 	website at http://www.managersfunds.com

In the Funds' Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year. Information about each Fund including its current Statement of Additional Information and Annual and Semi-Annual Reports are on file with the Securities and Exchange Commission. Each Fund's Statement of Additional Information is incorporated by reference (legally part of this prospectus). Reports and other information about the Funds are also available on the EDGAR database of the SEC's website at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail request to: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 (202-942-8090). Information about the Funds may also be reviewed and copied at the SEC's Public Reference Room. Call (202) 942-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act Registration Number 811-3752